Exhibit 99.1

Old Second Bancorp, Inc. 2014 Annual Meeting

CALL TO ORDER

William Skoglund Chairman President & CEO, OSBC James Eccher Chief Operating Officer, OSBC President & CEO, OSNB Doug Cheatham Executive VP & Chief Financial Officer Presenters

Board of Directors William Skoglund Doug Cheatham James Eccher Edward Bonifas Barry Finn William Kane John Ladowicz William Meyer Gerald Palmer James Schmitz Duane Suits

Appointed Proxies for Management William Meyer James Schmitz Gerald Palmer

Quorum Represented/ Notice of Meeting Inspectors of Election Paul Mosquera Edward Bonifas

Minutes: 2013 Annual Meeting

Election of Directors Barry Finn William Kane John Ladowicz

Non-Binding Advisory Proposal on Old Second’s Executive Compensation

Approval of the Old Second Bancorp, Inc. 2014 Equity Incentive Plan

Ratification/Approval of Plante & Moran, PLLC

Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

How did we perform? 2013 Goals

2013 Goals Continue to reduce problem loans & assets. Achieve consistent profitability at both the Bank & Bancorp. Maintain & grow capital. Start growing loans & deposits.

2013 Goals Remove regulatory orders. DTA recovery. Right size capital/strategic options.

Reduce Classified Loans and Assets Goal #1

13 consecutive quarters of reduced classified assets. Goal #1 Result

Classified Loans by Loan Type (1) Classified Asset Trends Source: Company filings. Classified loans are defined as loans rated substandard or worse, which closely reflects our regulator’s definition. Bank subsidiary level. Classified Assets / Tier 1 Capital + Reserves (2)

Achieve Consistent Profitability at the Bank and Bancorp Goal #2

Goal #2 Result 12/31/13 12/31/12 Bancorp Net Income available to CS $76.8 million ($5.1) million Bank Net Income $71.3 million $6.6 million

Maintain and Grow Capital Goal #3

Goal #3 Result 12/31/13 12/31/12 Bancorp 15.88% 13.62% Bank 18.04% 14.86% Total Capital to Risk Weighted Assets

Goal #3 Result 12/31/13 12/31/12 Bancorp 6.96% 4.85% Bank 10.97% 9.67% Leverage Ratio

Begin Growing Loans and Deposits Goal #4

12/31/13 12/31/12 Difference Loans $1,101 $1,150 ($49) Deposits $1,682 $1,717 ($35) Goal #4 Result (In millions)

Goal #4 Result Problem loans down $49.8 million for the year. 4Q 2013 loan growth: +$23.6 million. 1Q 2014 loan growth: +$10 million.

Removal of Regulatory Orders Goal #5

Goal #5 Result OCC Consent Order removed October 2013 Federal Reserve Agreement removed January 2014

Deferred Tax Asset Recovery Goal #6

Goal #6 Result The Company recorded a tax benefit as a result of a $74.1 million Deferred Tax Asset recovery.

Right size capital/strategic options Goal #7

Goal #7 Result In April 2014, public offering of 15,525,000 shares. Priced at $4.40 per share. Net proceeds: $64.3 million.

Goal #7 Result Bring trust preferred interest current. Repurchase portion of outstanding TARP preferred stock at discount. Bring TARP preferred stock current. General corporate purposes—Liquidity in Bancorp. Use of Proceeds

Performance Summary (Dollars in Thousands, Except Per Share Data) Q1 2014 2013 2012 2011 Assets $2,059,419 $2,004,034 $2,045,799 $1,941,418 Loans $1,111,237 $1,101,256 $1,150,050 $1,368,985 Deposits $1,724,281 $1,682,128 $1,717,219 $1,740,781 (Release) provision for loan losses ($1,000) ($8,550) $6,284 $8,887 Net interest margin 3.13% 3.16% 3.43% 3.54% Net income (loss) $2,202 $82,085 ($72) ($6,498) Net income (loss) available to CS $630 $76,827 ($5,059) ($11,228) DTA valuation allowance reversal - $74,145 - -

Net Interest Margin Source: Company filings. Note: AEA = “Average Earning Assets”.

$35M $29M $34M $31M Diverse Revenue Streams Total Fee Revenues: 30.5% 31.1% 36.4% 36.0% % of Total Revenues: Source: Company filings. Note: Fee revenue equals total noninterest income less securities gains/losses, increase in cash surrender value of BOLI, death benefit realized on BOLI and litigation income. Total revenue equals fee revenue plus net interest income. $6.3M 31.7%

Controlling Noninterest Expense Source: Company filings. Note: OREO expense (net) equals OREO expense less lease revenue from OREO and net gain on sale of OREO.

Revenue Drivers Maintain Q4 2013 and Q1 2014 loan growth momentum Expense Reduction Drivers Reduced FDIC insurance expense Bank insurance premiums Legacy credit costs OREO maintenance expense OREO valuation adjustments Core Earnings Drivers Stability and improvement in net interest income and continued improvement in noninterest expense will be drivers of improved core earnings. Source: Company filings.

Capital Ratios Ratio December 31, 2013 March 31, 2014 March 31, 2014, Pro-forma* Tier 1 Leverage Ratio 6.96% 7.29% 9.56% Tier 1 Risk Based Capital Ratio 10.65% 10.85% 14.21% Total Risk Based Capital Ratio 15.88% 15.87% 18.90% Tier 1 Common to Risk Weighted Assets 0.77% 1.27% 6.28% *Pro-forma reflects the issuance and sale of common stock, the payment of accrued and unpaid interest on Trust Preferred Securities and unpaid dividends on Series B Preferred Stock, the repurchase of 25,669 shares of the Series B Preferred Stock at 94.75% of the stated liquidation value and waiver of any unpaid dividends on such shares.

(Dollars in Thousands) December 2013 CRE: Owner occupied $ 294,393 26.7% CRE: Non-owner occupied 249,420 22.6% Construction 29,351 2.7% Residential 1-4 family owner occupied 116,690 10.6% Residential 1-4 family non- owner occupied 64,036 5.8% HELOCs 123,183 11.2% Multi-family 86,022 7.8% C&I 97,592 8.9% Other 40,569 3.7% Gross Loans $1,101,256 Source: Company filings. Loan Portfolio Mix

2010 $1,908,528 Deposits 2013 $1,682,128 Difference: 2010 to 2013 (in millions) % Change Noninterest Bearing $42.5 12.9% Savings/NOW/MMA $54.2 6.9% CDs ($323.1) (40.6%) Net ($226.4) (11.9%) 42% 17% 41% 28% 22% 50% * As of 12/31/2013 the Bank has no brokered CDs Non Interest Bearing Savings/NOW/MMA CDs

Nonperforming Loans by Type (1) Nonperforming Asset Trends Source: Company filings. Nonperforming loans include nonaccrual loans, loans 90+ days past due and still accruing and accruing TDRs. Other Real Estate Owned

Provision & OREO Expense Net Charge-offs Significant Credit Cost Improvement Source: Company filings. Note: OREO expense (net) equals OREO expense less lease revenue from OREO and net gain on sale of OREO.

Balance sheet stability allows renewed focus loan relationship generation Hired 11 new lenders since 1/1/2012 to bolster new business generation efforts New lenders average 10 years of in-market experience Commercial Loan Originations Returning Source: Management. (in Millions) $86 $171 $200 $0 $50 $100 $150 $200 $250 2011 2012 2013

Long term customer relationship focus drives strong core deposit base Strong local market position provides pricing power Cost of deposits of less than 40 bps Cost of Deposits Cost of Deposits Source: Company filings. 2.40% 1.67% 1.08% 0.89% 0.57% 0.49% 0.47% 0.45% 0.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2008 2009 2010 2011 2012 Q1 13 Q2 13 Q3 13 Q4 13

All Deposit Households – Length of Relationship Strong Long Term Customer Relationships Source: Management.

2014 Objectives Accelerate core profitability. Stay focused on credit remediation. Strengthen balance sheet. Generate moderate loan growth. Increase noninterest income. Improve efficiency ratio.

Thank you for your attendance